UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): January 10, 2013

COTTON BAY HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State of Incorporation)

000-51413
(Commission File No.)

52-2175900
(IRS Employer ID No.)

1314 East Las Olas Boulevard; Suite 1036; Fort Lauderdale, FL, 33301
Address of Principal Executive Offices
Zip Code

954-915-4616
Registrant's Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  Written communications pursuant to Rule 425 under the Securities Act (17 CFR.425)
  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))
  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On January 10, 2013, the Board of Directors for Cotton Bay Holdings, Inc. (the "Corporation") entered a Resolution following a special telephonic meeting under Article III, Section Four of the Corporation's Bylaws. See Exhibit 9.01. The Board approved the execution of the following material definitive agreements:

(a) First Amended Revolving Note (the "Revolving Note"). The Revolving Note is in favor of Global Ventures Group, LLC ("GVG"), a related party as disclosed in prior Form 8-K filings. See Exhibit 9.02. The principal on the Revolving Note as of December 31, 2012 is $253,779.02 earning interest at six-percent (6%) per annum. The Revolving Note is related to organization and operational costs of the Corporation. The Revolving Note supersedes the original note between the parties dated September 30, 2012 (as disclosed in prior Form 8-K filings).

(b) Asset Purchase and Limited Lien Release Agreement (the "Purchase Agreement"). The Purchase Agreement is between the Corporation, GVG, Alfred E. Abiouness, Sr. ("Abiouness," a related party; shareholder) and RG Development, Inc. ("RG," a related party by virtue of one of the Corporation's shareholders, Douglas Maslo, having a controlling interest in the entity). See Exhibit 9.03. Neither Abiouness nor Maslo received financial remuneration under the Purchase Agreement. The related parties were required to execute the Purchase Agreement in order to release their respective security interests associated with the asset being conveyed to the Corporation, i.e. 800 shares of Class A Common Shares of Eleuthera Properties, Ltd. (the "Eleuthera Stock").

Under the terms of the Purchase Agreement, GVG sold 800 shares of Class A Common Stock in Eleuthera Properties, Ltd. ("EPL") valued at $8,000,000 pursuant to the HVS Appraisal dated July 2012 (see prior disclosures) to the Corporation, and in consideration, CBH conveyed title to 6,153,846 shares of its common stock, free-and-clear, to GVG in lieu of cash consideration. As a result of the Purchase Agreement, the Corporation's total issued and outstanding common stock is 27,725,596, and total issued but not outstanding of 54,225,596 (26,500,000 issued to treasury for the Conversion Dividend, see below). The Corporation's stock register has been updated to reflect the following issued and outstanding (fully paid) common shares as follows:

Name	Shares
GVG	6,153,846
Alfred E. Abiouness, Jr.	5,000,000
Alfred E. Abiouness, Sr.	5,000,000
Robert Fortson IV	5,000,000
Douglas Maslo	5,000,000
Glen A. Little	1,000,000
Glen Little c/f David Little	100,000
Glen Little c/f Eve M. Little	100,000
Glen Little c/f Sarah Little	100,000
Dominick Pope	110,000
Ezia Antonacci	2,000
Rochell Barstow	25,000
Shelly L. Bennett	7,000
Stephen Bushansky	5,000
Marc L. Goldstein	2,500
Alan Grodko	5,000
Jeffery Grodko	5,000
Kevin J. Hacker	2,000
Anna V. Herbst	2,000
Pauline Leva	2,000
Tine Leva	1,000
Christina M. Pioppi	2,000
James Pioppi	2,000
John P. Pioppi	2,000
Munish K. Rametra	50,000
Anthony C. Reiner	2,000
Michael Rubin	5,000
Daniel Steinberg	4,000
Stern Capital Group, Inc.	25,000
Whitney M. Stokes	10,000
Mona Sutaria	300
Shilesh Sutaria	300
Shilesh Sutaria c/f Milan Sutaria	325
Shilesh Sutaria c/f Mira Sutaria	325
Thomas J. Walsh	2,000

(c) Second Amended Independent Contractor and Financing Agreement (the "Second Amended Financing Agreement"). The Second Amended Financing Agreement supersedes the Independent Contractor and Financing Agreement dated August 1, 2012 and the First Amended Financing Agreement dated November 6, 2012 between the Corporation and GVG, as set forth in prior Form 8-K filings. See Exhibit 9.04. The Second Amended Financing Agreement is, for all intents and purposes, similar to the First Amended Financing Agreement with the primary exception being that the Second Amended Financing Agreement takes into consideration the 800 shares of the Eleuthera Stock purchased by the Corporation under the Purchase Agreement. The balance of the Eleuthera Stock available for acquisition by the Company under the Second Amended Financing Agreement is 4,400 shares.

(d) Second Amendment to Assignment of Rights and Title Agreement (the "Second Amended Assignment"). The Second Amended Assignment merges with the Purchase Agreement and the Second Amended Financing Agreement resulting in a fully integrated agreement under Delaware law. See Exhibit 9.05. The Second Amended Assignment governs the conveyance of the 4,400 shares of the Eleuthera Stock earned by the Company under the Second Amended Financing Agreement, and the release of the security interests against the 4,400 shares of the Eleuthera Stock by GVG's secured parties.

Upon written notification by the Corporation, or its placement agent, escrow agent or title agent, or similar party acting as trustee over those funds raised by the Corporation through private and/or public offerings (collectively referred to as the "Paying Agent"), that the following condition precedents have occurred, GVG is obligated to convey title to the Eleuthera Stock under the financing formula agreed to under the Second Amended Financing Agreement:

     (i) In the context of a private offering, a Subscription Agreement has been executed by an Accredited Investor pursuant to either a Private Placement Offering for the purchase of common or preferred stock or purchase of a minimum of five (5) Secured Convertible Notes of Cotton Bay Holdings. Each set of five (5) Notes sold pursuant to the Cotton Bay Offering is collectively referred to herein as a 'Block of Notes' or 'Blocks of Note'; or in the context of a public offering through a prospectus, the sale and purchase of common or preferred stock or purchase of a Block of Notes (sales through a private or public offering are collectively referred to herein as the "Cotton Bay Offering" unless otherwise noted);

     (ii) The Paying Agent or responsibility paying party associated with the sale of the common or preferred stock or Block of Notes in the Cotton Bay Offering has released net proceeds from the sale of the common or preferred stock or a Block of Notes from the Cotton Bay Offering to Global Ventures; and

     (iii) The net funds from the Cotton Bay Offering have been paid by the Paying Agent to the Client Trust Account of Paesano Akkashian, P.C. (132 North Old Woodward Avenue in Birmingham, Michigan 48076) or a subsequent designee of Global Ventures (the "Escrow Agent"), and an acknowledgment from the Escrow Agent that the funds from the Cotton Bay Offering are on deposit for the benefit of Abiouness and RG Development (under their respective liens and pursuant to the priority rights at the time of deposit), and for the benefit of Global Ventures continued construction, development and management of the Project.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION.

On January 10, 2013, the Board of Directors resolved and ratified amendments to its articles of incorporation to increase the amount of authorized preferred shares in the Corporation to 25,000,000 from 5,000,000. See Exhibit 9.01. The Certificate of Amendment of Certificate of Incorporation with the State of Delaware is attached hereto as Exhibit 9.06 (the "Amended Certificate"). The Corporation has received notice from Delaware Intercorp that the Amended Certificate has been filed with and accepted by the State of Delaware. The Corporation will amend this Form 8-K upon receipt of the time-stamped copy of the Amended Certificate.

Pursuant to Section 151(c) of Title 8 of Delaware's Corporations Act, the holders of shares of preferred stock shall be entitled to a stock conversion dividend at the time the Corporation files its Form S-1 Registration Statement equal to 6% of the preferred shareholder's shares of preferred stock with any partial shares being rounded down to nearest whole number (the "Conversion Dividend"). For example, in the event a shareholder purchases 10,000,000 shares of preferred stock during a private offering to accredited investors meeting the exemptions under Regulation D, Rule 506, these preferred shares shall be converted to 10,600,000 shares of common stock, and registered at the time of the Corporation filing its Form S-1 Registration Statement.

Until such time the preferred shareholder receives the Conversion Dividend, the shares shall be entitled to all rights and be subject to all limitations common to holders of preferred or special stock of a corporation, including but not limited to, priority over common shareholders on earnings and assets in the event of liquidation, but no voting rights under the Bylaws. In order to account for the Conversion Dividend, the Corporation has conveyed to its treasury 26,500,000 shares of its common stock.

ITEM 8.01 OTHER EVENTS

AMENDED BYLAWS

The Board of Directors resolved that, in the interests of consistency throughout any future due diligence by investors, the Bylaws of the Corporation (on record with the United States Securities and Exchange Commission) be amended pursuant to Article Seven of the Bylaws to state that the name of the Corporation is "Cotton Bay Holdings, Inc." (as opposed to its predecessor-in-name, "Tranquility, Inc."). The amended Bylaws are attached as Exhibit 9.07.

RELATED PARTY TRANSACTIONS

The Corporation incorporates by reference all prior disclosures about its related-party transactions with GVG. As a result of the Purchase Agreement, GVG, and its affiliates, Alfred E. Abiouness, Jr., Robert Fortson, IV, Alfred E. Abiouness, Sr. and Douglas Maslo, hold title to 94.3% of issued and outstanding shares of common stock in the Corporation (8.7% of the total authorized shares of common stock).

ITEM 9.01. EXHIBITS

Number      Description

9.01      January 10, 2013 Resolution of the Board of Directors

9.02      First Amended Revolving Note with Global Ventures Group, LLC

9.03      Asset Purchase and Limited Lien Release Agreement

9.04      Second Amended Independent Contractor and Financing Agreement

9.05      Second Amendment to Assignment of Rights and Title Agreement

9.06      Certificate of Amendment of Certificate of Incorporation

9.07      Bylaws

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 13, 2012

COTTON BAY HOLDINGS, INC.

/s/ Alfred E. Abiouness, Jr.
President